Form of Lock-Up Agreement

Monarch Bay Securities, LLC

500 Birch Street, Suite 4800

Newport Beach, California 92660

[●], 2014

Re: EFactor Group Corp. - Public Offering of Common Stock

Dear Sirs:

In order to induce Monarch Bay Securities, LLC (“Monarch”) to enter into a placement agent agreement with EFactor Group Corp., a Nevada corporation (the “Company”), with respect to the public offering (the “Offering”) of shares of the Company’s common stock, $0.001 par value (“Common Stock”), the undersigned hereby agrees that for a period of One Hundred and Twenty (120) days following the date of the final prospectus supplement filed by the Company with the Securities and Exchange Commission in connection with the Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Monarch, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or publicly announce the intention to otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (the “Exchange Act”) (such shares or securities, the “Beneficially Owned Shares”)), (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.  The foregoing sentence shall not apply to (a) transfers of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock as a bona fide gift, (b) in the case of a natural person, transfers of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock by will or intestate succession or to any trust or partnership for the direct or indirect benefit of the undersigned or any member of the immediate family of the undersigned, (c) in connection with the withholding by the Company or surrender of securities in order to satisfy tax liabilities with respect to such issuance or vesting or any deemed disposition or deemed sale with respect to such securities or (d) sales pursuant to a plan adopted pursuant to Rule 10b5-1 under the Exchange Act (the “10b5-1 Plan”), to the extent that a copy of such plan has been provided to the Monarch prior to the date hereof and any filing made pursuant to Section 16(a) reporting such sale shall indicate that the sale was made pursuant to the 10b5-1 Plan; provided that in the case of any transfer or distribution pursuant to clause (a) or (b), each donee, pledgee, distributee or transferee shall sign and deliver a lock-up agreement substantially in the form of this letter agreement (the “Agreement”).

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-up Period, or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Anything contained herein to the contrary notwithstanding, at least two business days before the release or waiver of the restrictions on the transfer of the Beneficially Owned Shares under the terms of this Agreement, Monarch will notify the Company of the impending release or waiver and announce the impending release or waiver through a major news service, except where the release or waiver is effected solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the same restrictions contained in this Agreement.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.  For purposes of clarity, the undersigned shall be permitted to exercise any outstanding stock options issued by the Company to the undersigned pursuant to equity compensation plans in existence on the date hereof; provided that all shares of Common Stock issued upon such exercise shall continue to be subject to the restrictions in this Agreement.

For the purposes of this Agreement, “immediate family” shall mean spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares.  In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares.

[Signatory]

By:
Name:
Its: